Exhibit 99



                         Form 3 Joint Filer information


Name:                      Kay Charlton
Address:                   222 South Pennsylvania Ave., Suite 200
                           Winter Park, Florida 32789

Designated Filer:          Terry E. Trexler Irrevocable Trust

Issuer & Ticker Symbol:    Nobility Homes, Inc. (NOBH)

Date of Event Requiring
Statement:                 12/31/04


Signature:                 /s/ Kay Charlton
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